SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.     )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement  [ ]     Confidential, for Use of the
                                     Commission  Only  (as  permitted  by
                                     Rule  14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[X]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                             MacDermid, Incorporated

                (Name of Registrant as Specified In Its Charter)


(Name  of  Person(s)  Filing  Proxy  Statement,  if  other  than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X] No fee required per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title  of  each  class  of  securities  to  which  transaction applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing  fee  is  calculated  and  state  how  it  was  determined):

     4)  Proposed  maximum  aggregate  value  of  transaction:

     5)  Total  fee  paid:


[  ]     Fee  paid  previously  with  preliminary  materials.
[  ]     Check  box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:

     2)  Form,  Schedule  or  Registration  Statement  No.:

     3)  Filing  Party:

     4)  Date  Filed:

                                    MACDERMID
                                  Incorporated
                               245 Freight Street
                            Waterbury, CT. 06702-0671

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 25, 2001

     The Annual Meeting of Shareholders of MacDermid, Incorporated ("MacDermid") will be held at the Naugatuck Valley Community College, Fine Arts Center, 750 West Main Street, Waterbury, CT. on Wednesday, July 25, 2001 at 3:00 P.M. EDT, for the following purposes:

     1. To elect six (6) directors to hold office until the next annual meeting or until their successors are elected and qualified; and

     2. To consider and act on a proposal to approve the MacDermid, Incorporated 2001 Key Executive Equity Performance Plan dated May 21, 2001; and

     3. To consider and act on a proposal to approve the MacDermid, Incorporated 2001 All Employee Stock Option Plan dated May 21, 2001; and

     4. To consider and act upon the ratification of the appointment of KPMG L.L.P. as independent accountants for 2002; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 25, 2001 as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the annual meeting, please promptly vote, date and sign the enclosed proxy and return it in the enclosed postage-paid envelope at your earliest convenience prior to the meeting.

     Your proxy vote is very important. Prompt return of all your proxies will minimize proxy solicitation expense, assure a quorum and avoid confusion and delay at the meeting.


     By  Order  of  the  Board  of  Directors,

Waterbury,  Connecticut               MARY  ANNE  B.  TILLONA
June 1, 2001                          Corporate  Secretary

(IN ORDER TO AVOID UNNECESSARY EXPENSE), we urge you to indicate voting instructions on the enclosed proxy and date, sign and return it promptly PRIOR to the meeting in the envelope provided, no matter how large or small your holdings may be.

                                    MACDERMID
                                  Incorporated
                               245 Freight Street
                        Waterbury, Connecticut 06702-0671
                                 PROXY STATEMENT
                                     GENERAL

     THE ACCOMPANYING PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF MACDERMID, INCORPORATED ("MACDERMID") for use at the annual meeting of Shareholders of MacDermid and at any and all adjournments thereof (the "Meeting") to be held, pursuant to the accompanying Notice of Annual Meeting of Shareholders, at Naugatuck Valley Community College, Fine Arts Center, Waterbury, CT. on Wednesday, July 25, 2001 at 3:00 P.M., EDT.

     Each holder of MacDermid's common stock (the "Common Stock") is entitled to one vote per share on each matter to be brought before the Meeting. Valid proxies will be voted as specified thereon at the Meeting. Any shareholder giving a proxy in the accompanying form (a "Proxy") retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by (1) delivering written notice of such revocation to Mary Anne B. Tillona, Corporate Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671; (2) delivering to the Corporate Secretary a duly executed Proxy or other proxy form bearing a date subsequent to the date on the given Proxy; or (3) appearing at the Meeting and requesting to vote his or her shares in person. Any shareholder who attends the Meeting in person will not be deemed thereby to revoke the Proxy unless such shareholder affirmatively indicates at the Meeting his or her intention to vote the shares in person.

     Unless a shareholder provides contrary instructions on a Proxy, all shares represented by the Proxy (if not revoked before such shares are voted) will be voted for the election of the nominees for directors named below, and by the persons granted the proxies in their discretion on any other business properly to come before the Meeting.

     MacDermid has retained D.F. King & Co., Inc. of New York, New York ("King") to assist with the solicitation of Proxies and the mailing and distribution of proxy material. The anticipated cost of King's services is approximately $4,000, plus reimbursement of expenses. MacDermid will bear the cost of the solicitation of Proxies, which may include the reasonable expenses of brokerage firms and others for forwarding Proxies and proxy material to the beneficial owners of Common Stock of MacDermid. In addition to the use of the mails, Proxies may be solicited by King and by regular employees of MacDermid personally or by telephone or telegram. Votes will be counted by employees of The Bank of New York of New York, New York, the Corporation's transfer agent. MacDermid currently anticipates that Ms. Mary Anne B. Tillona, the Corporate Secretary of MacDermid, will be the Inspector of Election who will certify the votes at the meeting of shareholders.

     Only holders of Common Stock of record at the close of business on May 25, 2001 are entitled to notice of and to vote at the Meeting. On that date there were 31,463,574 shares of Common Stock outstanding and entitled to be voted. Holders of a majority of such outstanding shares, present in person or represented by proxy, will be necessary to constitute a quorum at the Meeting. If a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting will be necessary for the election of each nominee for director and for the approval of the other items proposed. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted in determining the shares represented at the Meeting with respect to each proposal presented to shareholders, but broker non-votes are not counted for such purpose.

     Any shares held for the account of a shareholder who participates in the MacDermid Dividend Reinvestment Plan will be voted automatically with the shareholder's other shares of Common Stock as directed by the shareholder on the enclosed Proxy.

     The approximate date on which this Proxy Statement and the accompanying Proxy are first sent to shareholders is June 11, 2001. MacDermid's Annual Report to Shareholders, containing financial statements for the fiscal year ended March 31, 2001, accompanies these proxy materials to each shareholder.


 EVERY  SHAREHOLDER'S  VOTE  IS  IMPORTANT
Please complete, sign and return your proxy card in the enclosed envelope.

                                     ITEM 1

                              ELECTION OF DIRECTORS

     Mr. Harold Leever, Chairman Emeritus of the Board of Directors and retired Chairman and President of the Company, passed away in January, 2001. His death created a vacancy on the Board of Directors, which was not filled by the remaining members of the Board. The Nominating Committee has therefore nominated Mr. Robert L. Ecklin to fill the vacancy left by Mr. Leever's passing.


     The Board of Directors, pursuant to the By-Laws, as amended, has fixed at six (6) the number of directors to be elected at the Meeting. Shares represented by Proxies will be voted for the election of the nominees for Director listed below, unless otherwise indicated. Each Director of MacDermid shall serve until the next annual meeting or until his successor has been elected and qualified. Except for Mr. Ecklin, all nominees are currently Directors of MacDermid.

     Management has no reason to believe that any nominee named below will be unable to serve as a Director. If at the time of the Meeting a nominee should be unable to stand for election, it is the intention of the persons granted the Proxies to vote in their discretion for such person as may be designated as a nominee by the Board of Directors of MacDermid.

The  following  information  has  been  provided  by  each  Director  nominee.



                           --NOMINEES FOR DIRECTOR --


DANIEL  H.  LEEVER  Mr.  Leever  joined  MacDermid  in
1982.  In  1989,  he  was  appointed  Senior  Vice
President and Chief Operating Officer. The following year, he was appointed President and Chief Executive Officer. In 1998, Mr. Leever was appointed Chairman of the Board and currently serves as Chairman, President and Chief Executive Officer.
Mr.  Leever  attended  undergraduate  school  at  Kansas
State University and the graduate school at the University of New Haven School of Business.

Principal occupation -Chairman of the Board and Chief Executive Officer of MacDermid

Director  since  1989

1,597,435  shares  -  5.1%  (1)

Member  of  the  Executive  and  Nominating  Committees

Age:  52


DONALD  G.  OGILVIE  -  Mr.  Ogilvie  has  been
Executive  Vice  President  of  the  American
Bankers  Association  since  1985.  From  1980  to
1985 he was a Vice President of Celanese Corporation and from 1977 to 1980 Associate Dean of Yale University's School of Organization and Management. Earlier, he held posts in the U.S. Department of Defense and in the Executive Office of the President as Associate Director of National Security and International Affairs in the Office of Management and Budget. Mr. Ogilvie has a B.A. degree from Yale University and an M.B.A. from Stanford University's School of Business.

Principal  occupation - Executive Vice President of American Bankers Association

Director  since  1986

11,778  shares  -  *(2)  (3)

Member  of  the  Audit,  Compensation,  Executive  and  Nominating  Committees.

Age:  58


JAMES C. SMITH Mr. Smith is Chairman of the Board and Chief Executive Officer of
Webster Financial Corporation and its subsidiary, Webster Bank of Connecticut. From prior to 1987 until April 2000, Mr. Smith also served as President of Webster Financial Corporation and Webster Bank.
Mr. Smith is active in a number of organizations dedicated to enhancing the quality of life in the communities served by Webster. Mr. Smith has an AB degree from Dartmouth College.

Principal occupation - Chairman of the Board and Chief Executive Officer of Webster Financial Corporation and its subsidiary, Webster Bank of Connecticut.

Director  since  1994

14,406  shares  -  *  (2)  (3)

Member  of  the  Audit,  Compensation,  Executive  and  Nominating  Committees.

Age:  52


JOSEPH M. SILVESTRI Mr. Silvestri has been a Vice President of Citicorp Venture Capital Ltd. since 1995. He is a member of the boards of directors and compensation committees of Triumph Group, Inc, a manufacturer and distributor of aircraft components, Euramax, a fabricator of aluminum and steel products and ISG Resources, a manufacturer of building products. Mr. Silvestri is also a director of Delco Remy, a manufacturer of automotive parts. Mr. Silvestri also serves on the Boards of Directors of a number of private corporations. Mr. Silvestri has a BS degree from Pennsylvania State University and an MBA degree from Columbia Business School.

Principal  occupation  -  Vice  President  of  Citicorp  Venture  Capital  Ltd.

Director  since  1999

43,986  shares  -  *  (2)  (3)

Member  of  the  Audit,  Compensation,  Executive  and  Nominating  Committees.

Age:      39


T. QUINN SPITZER, JR. Mr. Spitzer is a partner in McHugh Consulting, a management consulting firm specializing in business strategy and complexity management. Mr. Spitzer has been an independent consultant since 1973. In 1978 he joined the consulting firm of Kepner-Tregoe, Inc. of Princeton, N.J. In 1990, he was appointed as President and Chief Executive Officer of Kepner-Tregoe, and in 1996 he also became Chairman of the Board of Kepner-Tregoe. In 1999 he established McHugh Consulting. Mr. Spitzer received his undergraduate education from the University of Virginia and his graduate education from the University of Georgia. He serves on the Boards of Directors of a number of organizations, including the National Alliance of Business.

Principal  Occupation  -  Partner,  McHugh  Consulting

Director  since  2000

2,201  shares  -  *(2)  (3)

Member  of  the  Audit,  Compensation,  Executive  and  Nominating  Committees

Age:  52


ROBERT  L.  ECKLIN   Mr.  Ecklin  is  Executive  Vice  President-
Optical Communications for Corning Incorporated. He has held this position since January 2001 and has been Executive
Vice  President  for  Corning  since  January,1999.  He  joined
Corning in 1961 in the Engineering Division and has held a number of manufacturing and operations positions at Corning.
He was formerly plant manager of two Corning facilities and was named Vice President in 1982. In 1990, Mr. Ecklin was appointed Senior Vice President and General Manager, Industrial
Products. Mr. Ecklin serves on several boards including Pittsburgh Corning, Pittsburgh Corning Europe as well as several service organizations, including the Alliance For Manufacturing and Technology for the Southern Tier, the Committee of 50, Alfred
Technology  Resources,  National  Alliance  of  Business  and  the
State University of New York, Research Board. Mr. Ecklin holds a bachelor's degree in architectural engineering and has completed the Executive Management Program at Dartmouth University.

Principal  occupation  -  Executive  Vice  President  of
Corning,  Incorporated

0  shares

Nominated for appointment to the Audit, Compensation, Executive and Nominating Committees.

Age:  62


*  Indicates  less  than  1%  of  the  outstanding  shares  of  Common  Stock.

                         Notes to Election of Directors

     (1) Includes 145,866 shares held by MacDermid's Profit Sharing and Employee Stock Ownership plans (reported as of March 31, 2001), 462,065 shares which may be acquired upon exercise of options granted under the Special Stock Purchase Plan and 500,000 shares which may be acquired upon exercise of options granted under the MacDermid Incorporated Stock Option Plan dated July 6, 1998. Also includes 10,020 shares which are subject to restrictions on transfer until May 14, 2002 under the terms of the MacDermid 1995 Equity Incentive Plan. Includes 5,759 shares held in trust by Mr. Leever for his son and 2,500 shares owned by his spouse, as to all of which Mr. Leever disclaims beneficial interest. Also includes 67,989 shares held by a certain trust established by Mr. Harold Leever, for which Mr. Daniel Leever is co-trustee and 92,055 shares held by the Leever Foundation, Inc., over which Mr. Leever holds voting power.

     (2)     Owner  has  sole  voting  power.

     (3) Includes director's premium options granted under the MacDermid, Incorporated Stock Option Plan of 2,295, 2,295, 3,501, 1,527 and 0 for Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin, respectively.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee has furnished the following report on executive compensation in the fiscal year ended March 31, 2001.

                             EXECUTIVE COMPENSATION

     The Compensation Committee is primarily responsible for MacDermid's overall executive compensation policy of compensating MacDermid's officers competitively with those of comparable companies, rewarding exceptional performance where appropriate and providing incentive for future performance through cash incentive payments and equity incentives. In fiscal year 2001, MacDermid's executive compensation generally had three basic components: annual base salary, short-term cash incentive bonus and equity incentives (long term compensation).

     In establishing levels of annual salary, incentive bonus and equity incentives, the Committee generally considers, in order of emphasis, the following factors: (i) MacDermid's performance, or in certain cases group performance, relative to Committee expectations, (ii) the performance and achievements of MacDermid's executives, individually, and collectively, (iii) the responsibilities of each executive, (iv) the compensation practices of peer companies, and (v) the level of cash compensation and equity incentives required to attract and hold qualified executives.

     MacDermid uses a comparative group of specialty chemical companies, (the "Comparator Group") to serve as a factor for determining the appropriate cash and equity incentive components of the program. The companies in the Comparator Group are selected based upon their similarity to MacDermid, relative complexity, and scope. Earnings trends, return on equity and other performance measures are compared. The size and composition of the Comparator Group may change from year to year. The Comparator Group differed from the group of companies included in the Media General Specialty Chemical stock index used in the Comparative Stock Performance graph on page 9. The Media General Specialty Chemical stock index, which consists of approximately 70 companies, is too unwieldy to use for compensation purposes because of the large number of companies and their disparate compensation practices. The Comparator Group is not used in the performance graph principally because of the need to maintain consistency in the indices or peer groups used in the graph.

     Before considering the compensation factors discussed above, the Committee targets annual base compensation at a level which, together with incentive bonuses, would provide cash compensation to individual executives at below median market compensation levels for poor corporate or unit performance, at median market compensation levels for good performance, and above median market compensation levels for excellent performance.

     Executives, other than the Chief Executive Officer, were eligible to receive incentive bonuses pursuant to MacDermid's Short-Term Executive Incentive Compensation Plan, the purpose of which is to motivate executives to use their best efforts to enhance shareholder value through improvements in MacDermid's financial performance. The Committee used a formula in determining the amount of the executive incentive bonus. The formula utilizes the following three factors: (i) the increase in consolidated earnings per share averaged over the most recent two-year period (the "EPS Change"), (ii) the relationship of net earnings to net sales ("ROS") and (iii) the relationship of net earnings to average shareholders' equity ("ROE"). An incentive bonus was paid with respect to a particular factor only if the EPS Change, ROS or ROE equaled or exceeded 3%, 4% and 14%, respectively. The factors may be measured on corporate or group performance. The amount of incentive bonus that is actually paid to corporate executive officers is subject to downward adjustment by the Committee based upon individual performance.

     During the fiscal year ended March 31, 2001, MacDermid's executives were eligible to receive equity incentives (Stock Options or Restricted Stock Awards) under the MacDermid Special Stock Purchase Plan (the "Special Stock Purchase Plan"), the MacDermid, Incorporated 1995 Equity Incentive Plan (the "Equity Incentive Plan") and stock options under the MacDermid Stock Option Plan dated July 6, 1998 (the "Stock Option Plan"), (the Special Stock Purchase Plan, Equity Incentive Plan and Stock Option Plan collectively referred to as the "Plans").

     The Committee administers the Plans, and awards equity incentives to executives and other employees of MacDermid. The purpose of awarding equity incentives under the Plans is to enable MacDermid to attract, retain and motivate its employees to exert their best efforts to enhance shareholder value by giving them the ability to participate in the long-term growth of MacDermid. The Committee generally considers the same factors in establishing the amounts of equity awards for MacDermid's executive officers as those listed above. The amounts of the awards are based upon the relative position of each executive officer within MacDermid and individual performance independent of the terms and amount of awards previously granted.

     During fiscal year 2001, the Compensation Committee did not authorize any grants of restricted stock.

     Stock options awarded under the Stock Option Plan are in the form of options to purchase a specified number of shares of MacDermid common stock at an exercise price which is set at a premium over the market price on the date of grant. The actual premium is set by the Compensation Committee. The exercise price for options granted during fiscal year 2001 is a 33% premium above the average closing price on the five trading days preceding the date of grant. The period for exercising an option will begin four years after the date of grant and will end ten years after the date of grant. Vesting requirements, if any, are established by the Committee. Unless determined otherwise by the Compensation Committee, the exercise period will automatically terminate ninety
(90) days after the grantee ceases to be employed by the Company on a full time basis, for any reason. During fiscal year 2001, options were granted to Messrs. Largan and Bolingbroke to purchase 10,000 and 10,000 shares, respectively of MacDermid common stock under the terms of the Stock Option Plan. The exercise price for the foregoing grants was set at a premium of 33% above the average closing price on the five trading days preceding the date of grant.

     Stock Options awarded under the Special Stock Purchase Plan are in the form of options to purchase a specified number of restricted shares of MacDermid Common Stock at an exercise price at least 66.6% of the market price of the Common Stock on the date of award. The options are generally exercisable only during the four-year period beginning on the date of award. However, at the 1996 Annual Meeting, the shareholders approved amendments to the Special Stock Purchase Plan which may extend the foregoing exercise period under certain conditions. The shares of Common Stock acquired upon any exercise are treated as restricted stock for a period of four years commencing on the date of exercise. Such shares may not be sold during such period (other than to MacDermid at the exercise price) and must be resold to MacDermid at the exercise price if the participant's employment with MacDermid is terminated during such period, except in the case of death, retirement, permanent disability or involuntary termination without cause. Such restrictions may, however, be waived by the Committee in its discretion from time to time. No options were granted under the special Stock Purchase Plan during fiscal years 1999, 2000 or 2001.

     The Committee believes that the Plans allow executive officers to participate in the enhancement of shareholder value.


                      CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for Daniel H. Leever, MacDermid's Chairman and Chief Executive Officer, was determined in accordance with the terms of the MacDermid, Incorporated Executive Compensation Plan, the material terms of which were approved by the Company's shareholders at the 1998 Annual Meeting. Under the terms of the plan, no base salary is paid to Mr. Leever. The amount of performance based short-term annual compensation which was paid to Mr. Leever during fiscal year 2001 was based directly and solely upon the following factors: (i) earnings per share, and (ii) the two-year average of earnings per share growth. Compensation under the plan was equal to the sum of two components. The first component was determined by multiplying a base amount of $5,415 by the number of cents per share the Company has earned for the fiscal year up to $1.00. The second component was determined by multiplying the same base amount by the number of cents per share earned by the Company during the fiscal year above $1.00, further multiplied by a factor of from 0 to 2.5, which factor is determined based upon the two year average of earnings per share growth. For fiscal year 2001, the two year average growth in earnings per share was zero and the resulting factor was zero. Mr. Leever's annual performance based compensation was determined and paid solely in accordance with the terms of the plan as noted above.

     Mr. Leever was awarded a multi-year grant of MacDermid stock options in fiscal year 1999 under the Option Plan and therefore Mr. Leever was not awarded additional option grants during fiscal year 2001. Mr. Leever did not receive a grant of restricted stock in fiscal year 2001.

     The Company is subject to Internal Revenue Code Section 162(m), which could limit the deductibility of certain compensation payments to its executive officers. The Company intends to comply with the requirements of Section 162(m); however, it also weighs the burdens of such compliance against the benefits to be obtained by the Company and pays compensation that is not fully deductible if it determines that such payments are in the Company's best interests. During fiscal year 2001, all compensation paid to the Company's executive officers was fully deductible by the Company.

     Respectfully  submitted  by,


                           THE COMPENSATION COMMITTEE
                              T.  Quinn  Spitzer,  Jr.  (Chairman)
                              Donald  G.  Ogilvie
                              James  C.  Smith
                              Joseph  M.  Silvestri



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In fiscal 2001, no executive officer of the Company served on the compensation committee or as a director of another entity, one of whose executive officers served on the Company's Compensation Committee or Board of Directors.




                                          SUMMARY COMPENSATION TABLE

The following Summary Compensation Table summarizes annual, long-term and other compensation paid by MacDermid for  each  of its three fiscal years ended March 31, 2001 to MacDermid's Chief Executive Officer and its other executive  officers.



                                   Annual                                 Long-
                                  Compen-                                 Term
                                   sation                                Compen-
                                                                         sation
                                                                         Awards
                                -----------                            -----------

Name and Compensation                                   Other          Restricted   Securities   All Other
Principal Position        Fiscal  Salary    Bonus       Annual         Stock        Underlying   Compensation
                          Year                          Compensation   Awards       Options/
                                       ($)   ($)   (1)            ($)    ($)   (2)  SARs             ($)   (4)
                                                                                      (#)   (3)
                                                                                    -----------

Daniel H. Leever            2001         -    214,788               -           -            -      3,195,446
Chairman, President and     2000         -    427,500               -           -            -      6,753,317
Chief Executive             1999         -  1,125,000               -     328,155      500,000      3,374,365
Officer


Stephen Largan              2001   148,340     30,000               -           -       10,000          4,025
Vice President - Finance    2000   139,706     30,000               -           -       40,000          1,849
                            1999    35,342     25,000               -           -            -          1,634


Gregory M.                  2001   122,167     30,000               -           -       10,000        100,008
Bolingbroke                 2000   102,500     30,000               -           -       10,000          4,902
Vice President,             1999    99,017     78,000               -      28,558       15,000          7,774
Treasurer and Controller





     (1)  The  bonuses  reported  were  actually  paid in the following fiscal year but calculated and accrued based  upon  performance  in  the  fiscal  year  indicated  in  each  case.

     (2)     Awarded  in fiscal year indicated.  Amounts reported represent the dollar value of the restricted stock  awards  on  the date of grant.  During fiscal year 2001, Messrs. Leever, Largan and Bolingbroke did not receive  any  restricted  stock awards.  All restricted stock awards in prior fiscal years were made under the terms  of  the  1995  Equity  Incentive  Plan.

     (3)  Awarded  in  fiscal  year indicated. Awards listed include options to purchase 0; 10,000; and 10,000 shares  of  MacDermid Common Stock for Messrs. Leever, Largan and Bolingbroke respectively, which options were granted  pursuant  to  the  Stock  Option  Plan.

     (4)       Amounts  shown  for fiscal year 2001 include deemed compensation, which arose from restrictions lapsing  on certain optioned shares exercised in previous years under the MacDermid Incorporated Special Stock
Purchase  Plan,  in  the amount of $3,190,753 in respect of Mr. Leever; and 0 and 94,682 in respect of Messrs.
Largan  and Bolingbroke, respectfully.  Amounts listed for 2001 also include payments by MacDermid of premiums for  split dollar life insurance in the amount of $4,693 on behalf of Mr. Leever; and Company contributions to the  E.S.O.P.  in the amounts of $ 0, $4,025, and $5,326, on behalf of Messrs. Leever, Largan and Bolingbroke, respectively.  The above-named executive officers did not receive contributions to the Profit Sharing Plan for fiscal  year  2001.














                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to the aggregate number of unexercised options held by the Chief Executive Officer and the named officers as of March 31, 2001.



               Shares                         Number of         Value of
             Acquired on                      Securities       Unexercised
              Exercise                        Underlying      In-the-money
               During                        Unexercised       Options at
             Fiscal 2001                   Options/SARs at     FY-end ($)
                  #       Value Realized      FY-end (#)      Exercisable/
Name                             $           Exercisable/     Unexercisable
                                            Unexercisable          (1)
----------------------------------------------------------------------------

Daniel H.
Leever                 0                -         962,065/0  $  8,136,000/0

Stephen
Largan                 0                -     40,000/10,000             0/0

Gregory M.
Bolingbroke            0                      17,500/10,000             0/0



(1) All of the options reported for the above-named executive officers were granted at exercise prices at a premium above the market price on the date of the grant, which premiums ranged from 28% to 33% based upon the average market price on the five trading days preceding the date of grant. Calculated using a market value per share at March 31, 2001 of $18.08.




                          OPTION GRANTS IN LAST FISCAL YEAR


     The  following  table  sets forth certain information regarding options granted during  the  fiscal  year  ended  March 31, 2001 by the Company to each of the named executive  officers:


Name         Number of                                             Potential
             Shares         Percent of     Exercise                Realizable
             Underlying     Total          Price       Expiration  Value at
             Options        Options                    Date        Assumed Rates
             Granted   (1)  Granted to      ($/Share)              of Stock Price
                       (#)  all                                    Appreciation
                            employees in                           for Option
                            F.Y. 2001                              Term       (2)
                                                                      5%      $10% $
Daniel H.
Leever                   0             -            -           -                  -


Stephen
Largan              10,000           3.8%  $    30.33     5/11/10   371,388  591,373

Gregory M.
Bolingbroke         10,000           3.8%  $    30.33     5/11/10   371,388  591,373



(1)     Represents  options  granted under the Stock Option Plan. The exercise price for  the foregoing options was set at a 133% premium above the average closing price for  MacDermid  common  stock  on the five trading days preceding the date of grant.

(2)     Calculated based upon the average closing price of MacDermid common stock on the  five  trading  days  preceding  the  date  of  grant.






                             EMPLOYEES PENSION PLAN


     The MacDermid Employees Pension Plan (the "Pension Plan") is a qualified defined benefit plan. Pension payments may be made under the Pension Plan upon normal retirement commencing when an executive reaches age 60 based upon credited years of service up to a maximum of 30 years. Annual benefits are calculated on a single-life annuity basis and are subject to offsets for (i) amounts based on the value of the executive's interest in the Profit Sharing Plan as of March 31, 1976, if any, and (ii) 0.45% of the lesser of covered compensation or final average compensation, as defined by the Internal Revenue Code (the "Code") Section 401(1), multiplied by the years of service.

     Under the MacDermid, Incorporated Supplemental Executive Retirement Plan (the "Supplemental Plan"), executive officers are entitled to the difference between the benefits actually paid to them under the Pension Plan and the benefits which they would have received under the Pension Plan were it not for certain restrictions imposed under the Code relating to the amount of benefits payable under the Pension Plan and the amount of annual compensation which may be taken into account in determining benefits under the Pension Plan.

     Assuming that there are no changes in the Pension Plan and that participants historically have had earnings at least equal to the maximum Social Security wage base in each year of employment with MacDermid, the following table illustrates the estimated annual benefit payable for life under the Pension Plan and the Supplemental Plan to an employee retiring at age 60 on March 31, 2001 with maximum service under the Plan of up to 30 years. These benefits neither reflect an offset for the participant's March 31, 1976 interest in the Profit Sharing Plan nor do they recognize a Social Security supplement which is payable under the Pension Plan until the employee reaches age 65.







              ESTIMATED ANNUAL PENSION PAYABLE AT NORMAL RETIREMENT
                       BASED ON YEARS OF SERVICE INDICATED


Final average
Earnings         10 yrs    15yrs   20 yrs    25yrs    30yrs
150,000         20,390   30,585   40,779   50,974   61,169
200,000         27,890   41,835   55,779   69,724   83,669
250,000         35,390   53,085   70,779   88,474  106,169
300,000         42,890   64,335   85,779  107,224  128,669
350,000         50,390   75,585  100,779  125,974  151,169
400,000         57,890   86,835  115,779  144,724  173,669
450,000         65,390   98,085  130,779  163,474  196,169
500,000         72,890  109,335  145,779  182,224  218,669
600,000         87,890  131,835  175,779  219,724  263,669
700,000        102,890  154,335  205,779  257,224  308,669
800,000        117,890  176,835  235,779  294,724  353,669
900,000        132,890  199,335  265,779  332,224  398,669



     Covered compensation under the Pension Plan includes an employee's annual salary and bonus, which, for the Chief Executive Officer and other named officers, is set forth in the Summary Compensation Table. Messrs. Leever, Largan and Bolingbroke have 21, 2 and 8 years of credited service, respectively, under the Pension Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     In addition to retaining KPMG LLP to audit the consolidated financial statements for 2001, the Company and its affiliates retained KPMG, as well as other accounting and consulting firms, to provide various consulting services in fiscal 2001, and expect to continue to do so in the future. The aggregate fees billed for professional services in fiscal 2001 for these various services were:

     Audit Fees: $640,000 for services rendered for the annual audit of the Company's consolidated financial statements for fiscal 2001 and the quarterly reviews of the financial statements included in the Company's Forms 10-Q;

     All Other Fees: $712,000 for tax services, including tax planning services and return preparation; and $336,500 for non-financial statement audit services, consisting primarily of due diligence procedures associated with mergers and acquisitions and ISO consulting services.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of the four directors named below. Each member of the Audit Committee is an independent director as defined by New York Stock Exchange rules. The Audit Committee has adopted a written charter which has been approved by the
Board  of  Directors,  and  which  is  set  forth  in  Appendix  A of this Proxy
                                                       -----------
Statement. The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. KPMG LLP ("KPMG"), the Company's independent auditors for 2001, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). KPMG has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm's independence. The Audit Committee also considered whether KPMG's provision of non-audit services to the Company and its affiliates is compatible with KPMG's independence.

     Based on the considerations referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 and that KPMG be appointed independent auditors for the Company for fiscal 2002. The foregoing report is provided by the following independent directors, who constitute the Audit Committee:

     Donald G. Ogilvie  (Chairman)
     Joseph M. Silvestri
     James C. Smith
     T.  Quinn  Spitzer, Jr.

                          COMPARATIVE STOCK PERFORMANCE


     The following graph and chart compare, during the five-year period commencing March 31, 1996 (at the market close) and ending March 31, 2001, the annual change in the cumulative total return on MacDermid's Common Stock with the Standard and Poors 500 and the Media General Specialty Chemicals Stock indices, assuming the investment of $100 on March 31, 1996 (at the market close) and the reinvestment of any dividends.



                        FIVE YEAR CUMULATIVE TOTAL RETURN


                                     (Graph)



          Past share performance should not be viewed as necessarily indicative of future performance.



Graph Dollar Values  1996  1997  1998  1999  2000  2001
-------------------  ----  ----  ----  ----  ----  ----
MacDermid, Inc.       100   160   398   470   368   252

Standard & Poors
500                   100   101   131    95   121   118

Specialty Chemicals   100   120   177   210   248   194






                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND OF MANAGEMENT

     The following table sets forth information as of March 31, 2001, (unless otherwise noted) with respect to ownership of common stock by any person known by to MacDermid to be a beneficial owner of more than 5% of its common stock, by MacDermid's C.E.O. and other most highly compensated officers and by all directors and officers of MacDermid as a group. Unless otherwise noted, each person has sole voting and disposition power with respect to such person's shares. The total shares of common stock beneficially owned by the officers includes the right to acquire ownership through exercisable stock options.




--------------------------------------------------------------------
Beneficial Owner                       Number of Shares     Percent
                                       Beneficially Owned   of Class
--------------------------------------------------------------------
FIVE PERCENT BENEFICIAL OWNERS



Citigroup, Inc.                                 4,249,025   13.6% (1)
399 Park Avenue
New York, New York 10043

MacDermid Employees Profit Sharing,             3,532,327   11.3% (2)
Pension and Stock Ownership Plans
MacDermid Equipment, Inc. 401(K)Plan
245 Freight Street
Waterbury, Connecticut  06702

Ruane, Cunniff & Co., Inc.                      2,223,457    7.1% (3)
767 Fifth Avenue
New York, New York 10153-4798

BankBoston Corporation                          2,076,249    6.7% (4)
100 Federal Street
Boston, Massachusetts 02110

Ruthann Leever                                  1,704,826    5.5% (5)
366 Guilds Hollow Road
Bethlehem, CT. 06751

Vanguard/Primecap Fund, Inc.                    1,701,000    5.5% (6)
P.O. Box 2600
Valley Forge, PA 19482

Daniel H. Leever                                1,597,435    5.1% (7)
c/o MacDermid, Incorporated
245 Freight Street
Waterbury, CT 06702

Thomas W. Smith                                 1,649,303    5.3% (8)
Thomas N. Tryforos
323 Railroad Avenue
Greenwich, CT. 06830

NAMED EXECUTIVE OFFICERS

Daniel H. Leever                             1,597,435 (7)       5.1%


Stephen Largan                                  42,489 (9)         *


Gregory M. Bolingbroke                          38,411 (9)         *


All Directors, Director                      1,750,706 (9)       5.6%
 Nominees and Officers
as a group (8 persons)
---------------------------------------------------------------------


*Less  than  1%  of  shares  outstanding

     (1) The information for Citigroup is taken from its Schedule 13D dated January 7, 2000. Total includes 3,774,781 shares beneficially owned by Citicorp Venture Capital Ltd. ("CVC") and 474,244 shares held by an affiliate of CVC, to which CVC disclaims beneficial ownership.

     (2) 3,122,715 shares in the MacDermid Employees Profit Sharing and Employee Stock Ownership Plans and 16,357 shares in the MacDermid Equipment Company 401(K) Plan are beneficially owned by the trustee of the plans, First Union National Bank, and 393,255 shares in the MacDermid, Incorporated Employees Pension Plan are beneficially owned by the trustee of the plan, Investors Bank & Trust Company, 24 Federal Street, Boston, MA 02110. Under the terms of the Profit Sharing Plan and the ESOP, participants have the right to vote the shares credited to their accounts; however, the trustee may, in its discretion, vote any shares (including unallocated shares) not voted by the participants. The trustee of the Pension Plan may vote all the MacDermid shares beneficially owned thereunder.

     (3)     The  information  for  Ruane,  Cunniff  & Co., Inc. is taken from a
Schedule  13G  dated  February  15,  2001.

     (4)     The  information for BankBoston Corporation("BB") is taken from its
Schedule 13G dated February 16, 1999. BB has sole voting power with respect to 874,055 shares, shared voting power with respect to 1,202,194 shares, sole dispositive power with respect to 673,355 shares and shared dispositive power with respect to 1,402,894 shares.

     (5) Includes 1,047,853 shares held in trust in the name of Harold Leever, for which Ms. Leever and Fleet Bank are co-trustees; 264,310 shares held by Ms. Leever as executrix of the estate of Harold Leever; 92,055 shares held by the Leever Foundation, for which Ms. Leever is a director holding voting power; and 35,519 shares in the name of Harold Leever held in the MacDermid Profit Sharing and Employee Stock Ownership Plans, for which Ms. Leever disclaims beneficial ownership.

     (6)     The  information for Vanguard Primecap Fund, Inc. is taken from its
Schedule  13G  dated  February  11,  2000.

     (7) Additional explanation of the shares beneficially owned by Mr. Leever is provided in the footnotes under Election of Directors.

     (8)     The  information for Mr. Smith and Mr. Tryforos is taken from a
Schedule 13G dated February 14, 2001 filed jointly on behalf of Mr. Smith and Mr. Tryforos. Each of Mr. Smith and Mr. Tryforos has shared power to vote or direct the vote and shared power to dispose or to direct the disposition of 1,574,108 shares; Mr. Smith has sole power to vote and dispose of 75,195 shares, and Mr. Tryforos has sole power to vote and dispose of no shares.

     (9) Includes 1,029 and 11,739 shares which are held by Messrs. Largan and Bolingbroke, respectively, in the MacDermid Profit Sharing and Employee Stock Ownership Plans (reported as of March 31, 2001) as well as 5,029 shares held by Mr. Bolingbroke which are subject to restrictions on transfer under the terms of the MacDermid, Incorporated 1995 Equity Incentive Plan; and options to purchase 40,000; and 17,500 shares of MacDermid common stock granted to Messrs. Largan and Bolingbroke respectively,under the Stock Option Plan.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and Keystone. Except as noted below, and based solely on the review of the copies of such reports filed with the Securities and Exchange Commission, the Company believes that during fiscal 2001 its executive officers, directors and 10% stockholders complied with all applicable filing requirements under
Section  16(a).

     Mr. Spitzer filed one late Form 3 disclosing his initial holdings of the Company's stock after his election as director.


                       INTERESTS OF MANAGEMENT AND OTHERS
                IN CERTAIN TRANSACTIONS AND FAMILY RELATIONSHIPS

     During fiscal 2001, the Company engaged the services of McHugh Consulting, a consulting firm for which Mr. Spitzer, a director of the Company, is a partner. The Company paid McHugh Consulting approximately $20,500 for such services.


                       ADDITIONAL INFORMATION RELATING TO
                      THE BOARD OF DIRECTORS AND COMMITTEES


     The Board of Directors held six (6) regular meetings during the 2001 fiscal year. Each of the current members of the Board of Directors attended all of the meetings of the Board and the committees of which they were members. The Board has Audit, Compensation, Executive and Nominating Committees.

     The Audit Committee recommends independent auditors, reviews the scope of the audit examination and the independence of the auditors, reviews and approves non-audit services provided by the auditors, reviews findings and recommendations of the auditors and management's response thereto and reviews MacDermid's internal audit function. The Committee met two (2) times during the 2001 fiscal year. Members of the Committee during fiscal year 2001 were Donald
G. Ogilvie (Chairman), James C. Smith, Joseph M. Silvestri and T. Quinn Spitzer, Jr.

     The Compensation Committee reviews and makes recommendations to the Board with respect to officer compensation and it administers the Special Stock Purchase Plan and the Stock Option Plan, determining the persons to whom stock options are to be granted, the number of options to be granted, the conditions of the grant, and the manner in which the exercise price shall be payable. The Committee also administers the Equity Incentive Plan. The Committee, which met five (5) times during the 2001 fiscal year, included T. Quinn Spitzer, Jr. (Chairman), Donald G. Ogilvie, James C. Smith and Joseph M. Silvestri.

     The Executive Committee may exercise, subject to limitations prescribed by law, those powers assigned to it by the Board of Directors. The Committee, which did not meet during the 2001 fiscal year, includes all members of the Board of Directors.

     The Nominating Committee reviews and makes recommendations to the Board with regard to director nominees. Any shareholder wishing to recommend a nominee to the Board should do so in writing addressed to Mary Anne B. Tillona, Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671. The Committee, which met once during the 2001 fiscal year, included Daniel H. Leever, Donald G. Ogilvie, James C. Smith, Joseph M. Silvestri and T. Quinn Spitzer, Jr.

     Directors who are employees or former employees of MacDermid received no compensation in addition to their salaries and benefits received as employees. Directors who are not employees or former employees were paid $1,000 for each meeting of the Board attended, $15,000 in premium options under the Stock Option Plan, $150 for each committee meeting attended not coincident with a meeting of the Board, a quarterly cash retainer of $750, and an annual retainer of $8,000, payable in shares of MacDermid Common Stock. Mr. Silvestri has requested that he receive all compensation in the form of options to purchase Company stock and Mr. Spitzer has requested that he receive all compensation in the form of Company stock and options. MacDermid provided up to $50,000 group term life insurance for each outside director, for which it paid a nominal amount in premiums during the 2001 fiscal year.

                                     ITEM 2.

                 PROPOSAL TO APPROVE THE MACDERMID, INCORPORATED
                   2001 KEY EXECUTIVE PERFORMANCE EQUITY PLAN


     On May 21, 2001 the Board of Directors adopted, subject to approval by the shareholders, the MacDermid, Incorporated 2001 Key Executive Performance Equity Plan (the "Executive Plan"), which is a performance-based plan which provides for the ability to grant to directors, executives and other key employees of MacDermid and its subsidiaries options to purchase MacDermid Common Stock under the terms and conditions of the Executive Plan. The Executive Plan closely aligns the incentive compensation of MacDermid's directors, executives and key employees to the interests of the Company's shareholders, since the amount of incentive compensation received by such individuals under the Executive Plan is based upon both (i) MacDermid's earnings performance and (ii) MacDermid's share price relative to other specialty chemical companies. Currently, there are six
(6) directors and fifty seven (57) executives and other key employees world-wide who would be eligible to receive option grants under the Executive Plan.

     The Board believes that it is advisable to adopt the Executive Plan because it will enable MacDermid and its subsidiary corporations to grant their employees and directors the means to acquire a proprietary interest in MacDermid, thereby providing additional financial incentives for such employees and directors to contribute to MacDermid's growth and profitability. The Executive Plan will provide incentives to such executives to achieve high earnings targets and to outperform the market relative to other specialty chemical companies. Further, The Board believes that the advisability of such incentives will be a factor in attracting and retaining these highly competent individuals upon whose judgment and leadership, MacDermid's continuing success in large measure depends. The Board of Directors unanimously recommends that the shareholders approve the Plan.

     The principal provisions of the Plan are summarized below. This summary is qualified in its entirety by reference to the Executive Plan, a copy of which is attached hereto as Appendix B.
                      -----------

     The Executive Plan is administered by a committee of not fewer than two members of the Board of Directors (the "Committee"), each of whom must be a "disinterested person" within the meaning of Rule 16b-3(c) under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and an "outside director" within the meaning of section 162(m)(4)(c)(i) of the Internal Revenue Code (the "Code"). The Committee may adopt such rules and regulations as it may deem desirable for administration of the Executive Plan.

     Under the Executive Plan, options may be granted to purchase an aggregate amount of up to three million (3,000,000) shares of Common Stock. Such shares may be treasury shares or may be authorized and unissued shares. The option exercise price will be the fair market value of MacDermid's Common Stock at the time the option is granted, adjusted annually based upon the S&P Specialty
Chemicals Index. Options will normally vest at the end of four (4) years after the date of grant in an amount equal to the amount of the initial grant, multiplied by an option multiple determined by the Committee. The option multiple or fraction will be based upon the cumulative percentage growth in Owner Earnings during the four year vesting period. Owner Earnings is a measure of free cash flow generated by the business and equals the net cash flow generated from operations, less the net capital expenditures (capital expenditures less amounts received from dispositions) incurred by MacDermid during the corresponding period, plus or minus the increase or decrease in cash during such period. Options will also vest immediately upon retirement at normal retirement age.

     The period for exercising an option ("Exercise Period") will begin on the date the option vests, which if the Company achieves the Owner Earnings targets set by the Board of Directors will be four (4) years after the date of grant, and will end ten (10) years after the date of grant. Unless specifically determined otherwise by the Committee, the Exercise Period will automatically terminate ninety (90) days after the grantee ceases to be employed by MacDermid on a full time basis for any reason other than retirement at normal retirement age. Full payment for shares purchased, together with the amount of any exercise due in respect of the sale issue thereof, will be paid at the time of exercise of an option.

     Unless specifically determined otherwise by the Committee, options granted under the Plan are not assignable or transferable by a participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974 or the rules thereunder.

     The Board may amend, suspend or terminate the Executive Plan or any portion thereof at any time provided that (a) no such action will be taken which impairs the rights of any participant under any outstanding option without such participant's consent, and (b) no amendment will be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement.

     In the event that MacDermid's outstanding shares of Common Stock are increased or decreased as the result of a stock dividend, stock split, recapitalization or other similar event, the number of shares available for issuance under the Executive Plan may be adjusted to the extent the Committee deems appropriate to preserve the rights of the participants.

     In addition, if MacDermid reclassifies or exchanges outstanding shares of Common Stock, consolidates or merges with or into another corporation or otherwise recapitalizes or reorganizes (other than with a subsidiary controlled by MacDermid) or sells or conveys to another corporation all or substantially all of MacDermid's assets (each a "Reorganization"), the Committee shall have the right to substitute in any previously granted options the same kind and amount of securities and property which the participant would have been able to acquire if the participant had exercised such option immediately before the first of such Reorganizations and continued to hold such securities and property less all securities and property to be surrendered in connection with such Reorganization.

     A person who is granted an option under the Executive Plan will not have taxable income on the date of grant unless the option has a readily ascertainable fair market value at that time. However, generally there is no such readily ascertainable fair market value for these options. The holder of an option granted under the Executive Plan that does not have taxable income on the date of grant will be deemed to have received compensation income on the date of exercise equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. The optionee's basis in such shares will be increased by the amount which is deemed compensation income. For the year in which such an option is exercised, the Company will be entitled to a deduction equal to the amount the optionee is required to include in his or her income as compensation, provided the Company satisfies its reporting requirements. When the optionee disposes of such shares, he or she will recognize capital gain or loss in an amount equal to the difference between the amount realized on disposition and the basis in the shares (as increased by the amount of compensation income previously realized by the optionee). Any capital gain on an optionee's disposition of shares that are held for more than 12 months will be subject to tax at a maximum long-term capital gain rate of 20%. Any capital gain on an optionee's disposition of shares held for 12 months or less will be subject to tax at ordinary rates.

     The Executive Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not intended to be qualified under Section 401(a) of the Code.

     Any options granted under the Executive Plan are subject to, and will become exercisable only upon approval of the Executive Plan by the Company's shareholders.

     Approval of this proposal will require the affirmative vote of a majority of the common shares represented at the Annual Meeting of Shareholders.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS A VOTE FOR THIS PROPOSAL

                                     ITEM 3.

                 PROPOSAL TO APPROVE THE MACDERMID, INCORPORATED
                          2001 ALL EMPLOYEE OPTION PLAN


     On May 21, 2001 the Board of Directors adopted, subject to approval by the shareholders, the MacDermid, Incorporated 2001 All Employee Option Plan (the "Option Plan"), which is a broad based equity plan that provides the ability to grant to all employees of MacDermid and its subsidiaries options to purchase MacDermid Common Stock under the terms and conditions of the Option Plan. Currently, there are approximately two thousand nine hundred (2,900) employees world-wide who would be eligible to receive option grants under the Option Plan.

     The Board believes that it is advisable to adopt the Option Plan because it will enable MacDermid and its subsidiary corporations to grant all employees the means to acquire a proprietary interest in MacDermid and provide additional financial incentives for such employees to contribute to MacDermid's growth and profitability. The Board of Directors unanimously recommends that the shareholders approve the Plan.

     The principal provisions of the Plan are summarized below. This summary is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix C.
                      -----------

     The Option Plan is administered by a committee of not fewer than two members of the Board of Directors (the "Committee"), each of whom must be a "disinterested person" within the meaning of Rule 16b-3(c) under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and an "outside director" within the meaning of section 162(m)(4)(c)(i) of the Internal Revenue Code (the "Code"). The Committee may adopt such rules and regulations as it may deem desirable for administration of the Option Plan.

     Under the Option Plan, options may be granted to purchase an aggregate of up to one million (1,000,000) shares of Common Stock. Such shares may be treasury shares or may be authorized and unissued shares. All employees would be eligible to receive option grants under the Option Plan. All option grants will be at the discretion of the Committee. The option exercise price will be the fair market value of MacDermid's Common Stock at the time of grant. Options will vest on the earlier of (i) the end of four (4) years after the date of grant; or (ii) upon retirement at normal retirement age.

     The period for exercising an option ("Exercise Period") will begin on the date the option vests and will end ten (10) years after the date of grant. Unless specifically determined otherwise by the Committee, the Exercise Period will automatically terminate ninety (90) days after the grantee ceases to be employed by MacDermid on a full time basis, for any reason other than retirement at normal retirement age. Full payment for shares purchased, together with the amount of any exercise due in respect of the sale issue thereof, will be paid at the time of exercise of an option.

     Unless specifically determined otherwise by the Committee, options granted under the Option Plan are not assignable or transferable by a participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974 or the rules thereunder.

     The Board may amend, suspend or terminate the Option Plan or any portion thereof at any time provided that (a) no such action will be taken which impairs the rights of any participant under any outstanding option without such participant's consent, and (b) no amendment will be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement.

     In the event that MacDermid's outstanding shares of Common Stock are increased or decreased as the result of a stock dividend, stock split, recapitalization or other similar event, the number of shares available for issuance under the Executive Plan may be adjusted to the extent the Committee deems appropriate to preserve the rights of the participants.

     In addition, if MacDermid reclassifies or exchanges outstanding shares of Common Stock, consolidates or merges with or into another corporation or otherwise recapitalizes or reorganizes (other than with a subsidiary controlled by MacDermid) or sells or conveys to another corporation all or substantially all of MacDermid's assets (each a "Reorganization"), the Committee shall have the right to substitute in any previously granted options the same kind and amount of securities and property which the participant would have been able to acquire if the participant had exercised such option immediately before the first of such Reorganizations and continued to hold such securities and property less all securities and property to be surrendered in connection with such Reorganization.

     A person who is granted an option under the Option Plan will not have taxable income on the date of grant unless the option has a readily ascertainable fair market value at that time. However, generally there is no such readily ascertainable fair market value for these options. The holder of an option granted under the Option Plan that does not have taxable income on the date of grant will be deemed to have received compensation income on the date of exercise equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. The optionee's basis in such shares will be increased by the amount which is deemed compensation income. For the year in which such an option is exercised, the Company will be entitled to a deduction equal to the amount the optionee is required to include in his or her income as compensation, provided the Company satisfies its reporting requirements. When the optionee disposes of such shares, he or she will recognize capital gain or loss in an amount equal to the difference between the amount realized on disposition and the basis in the shares (as increased by the amount of compensation income previously realized by the optionee). Any capital gain on an optionee's disposition of shares that are held for more than 12 months will be subject to tax at a maximum long-term capital gain rate of 20%. Any capital gain on an optionee's disposition of shares held for 12 months or less will be subject to tax at ordinary rates.

     The Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not intended to be qualified under Section 401(a) of the Code.

     Any options granted under the Option Plan are subject to, and will become exercisable only upon approval of the Option Plan by the Company's shareholders.

     Approval of this proposal will require the affirmative vote of a majority of the common shares which are represented at the Annual Meeting of Shareholders.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS A VOTE FOR THIS PROPOSAL

                                     ITEM 4.
                         RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

     The independent public accountants for MacDermid for fiscal year 2001 were KPMG LLP ("KPMG"), which firm has been selected to be MacDermid's auditors for fiscal year 2002 by the Board of Directors, subject to the ratification of the shareholders. At the Meeting, a representative of KPMG will have the opportunity to make a statement if he or she wishes to do so and will be available to answer any appropriate questions that may be asked by shareholders.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholder proposals for inclusion in the proxy statement relating to the 2002 annual meeting must comply in all respects with the rules and regulations of the Securities and Exchange Commission and be received at MacDermid's principal executive offices at 245 Freight Street, Waterbury, Connecticut 06702-0671 no later than May 6, 2002. Such proposals should be addressed to the attention of Mary Anne B. Tillona, Secretary.


                                  MISCELLANEOUS

     The Board of Directors knows of no matters other than those referenced in the Notice of Annual Meeting which are to be brought before the Meeting. However, if any other matters are properly presented, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with their best judgment.

     It is important that proxies be returned prior to the Meeting. Shareholders Are urged to sign and date the enclosed Proxy and promptly return it in the Enclosed envelope.


June 1,  2001               MARY  ANNE  B.  TILLONA
                             Secretary



     MACDERMID, INCORPORATED WILL PROVIDE WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 31,2001. SUCH REQUEST SHOULD BE DIRECTED TO MARY ANNE B. TILLONA, SECRETARY, MACDERMID, INCORPORATED, 245 FREIGHT STREET, WATERBURY, CONNECTICUT 06702-0671.

APPENDIX  A


                             MACDERMID,  INCORPORATED

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.


STATEMENT  OF  POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In doing so, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.


RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In  carrying  out  these  responsibilities,  the  audit  committee  will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

- Review, on a periodic basis, all relationships between the independent auditors and the corporation in order to determine whether any such relationship has a likelihood of compromising the auditor's independence and take action to ensure that independence is maintained.



- Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the appropriate standards.

- Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

- Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Review sufficiency of accounting and financial human resources and succession planning within the company.

- Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.




Appendix  B

                   MACDERMID, INCORPORATED 2001 KEY EXECUTIVE
                             PERFORMANCE EQUITY PLAN
                               DATED MAY 21, 2001

1. PURPOSES.
   --------

The purposes of the MacDermid, Incorporated 2001 Key Executive Performance Equity Plan (the "Plan") are (i) to enable MacDermid, Incorporated and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") to grant to its key employees and directors the means to acquire a proprietary interest in the Company, in order that such persons will have additional long term financial incentives to contribute to the Company's growth and profitability; (ii) to enhance the ability of the Company to attract and retain in its employ and service individuals of outstanding ability upon whom the success of the Company will depend; and (iii) to align the interests of the Company's directors and key employees with those of its shareholders.

2.  ADMINISTRATION.
    --------------

The Plan shall be administered by a committee of not fewer than two members of the Board of Directors (the "Committee") appointed by the Board of Directors of the Company (the "Board"); Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3(b) under the Securities Exchange Act of 1934, as amended (the "Act") and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee may adopt such rules and regulations as it may deem necessary or advisable for the administration of the Plan, provided however that the Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act or any successor provision.

3.  GRANT  OF  AWARDS.
    -----------------

Subject to the terms and provisions of the Plan, options to purchase shares of Common Stock of the Company shall be granted on behalf of the Company by, and at the discretion of, the Committee. Subject to the terms of the Plan, the Committee may place restrictions on options granted, as the Committee deems appropriate. The Committee, from time to time within the limits of the Plan, shall determine the persons to whom options are to be granted, the number of shares to be optioned, the manner in which the option price shall be payable and other conditions and limitations applicable to the exercise of the options. Options granted under the Plan may be either incentive stock options, within the meaning of Section 422 of the Code, or non-qualified stock options. Each option granted under the Plan shall be designated by the Committee at the time the option is granted as either an incentive stock option or a non-qualified stock option.

4.  SHARES  SUBJECT  TO  THE  PLAN.
    ------------------------------

Subject  to  adjustment  as  provided  herein,  an  aggregate  of  three million
(3,000,000) shares of the Common Stock of the Company (the "Common Stock"), shall be available for issuance pursuant to options granted under the Plan. Such shares may be authorized and unissued shares or shares held in the Company's treasury. All shares subject to options that shall have terminated or shall have been forfeited in whole or in part or canceled for any reason (other than by surrender for cancellation upon any exercise of all or part of such options) shall be available for issuance pursuant to options granted subsequently under the Plan.

5.  PARTICIPANTS.
    ------------

Key employees, as designated by the Committee, and directors of the Company shall be eligible to receive options and thereby become participants in the Plan. Receipt of an option shall in no way be deemed to constitute a contract or promise of continued employment by the Company or appointment to the Board.

6.  OPTION  PRICE.
    -------------

The price per share at which Common Stock may be purchased upon exercise of an option under the Plan shall be the fair market value of such shares at the time the option is granted, adjusted annually on such date as determined by the Committee, based upon the S&P Specialty Chemicals Index, or such other index as determined by the Committee. For purposes of the Plan, "fair market value" shall mean the average closing price of the Company's Common Stock on the final five (5) trading days preceeding the date of grant.

7.  RIGHT  TO  EXERCISE.
    -------------------

Except as otherwise provided in Section 11 and 12 of this Plan, subject to the Company attaining Owner Earnings targets established by the Committee, options granted under the Plan will first become exercisable by the grantee, or "vest," at the end of four (4) year period commencing on the date of grant. The amount of vested options shall be determined by multiplying the amount of options specified in the option grant by a multiplier based upon the Company's cumulative Owner Earnings growth during the four (4) year vesting period. The specific multiplier formula and applicable Owner Earnings targets shall be determined by the Committee for each grant. For purposes of this Plan, "Owner Earnings" shall mean the net cash flow generated from operations of the Company, less net capital expenditures during the corresponding period, plus or minus the increase or decrease in cash during such period, or such other calculation as determined by the Committee. Options shall also vest immediately upon normal retirement at or after the age of sixty (60).

8.  EXERCISE  PERIOD.
    ----------------

Subject to Section 12, the period for exercising an option (the "Exercise Period") shall begin on the later of (i) the date such option vests, as determined in accordance with this Plan, and (ii) the date of approval of the Plan by the Company's shareholders, and shall end ten (10) years after the date of grant. Notwithstanding the foregoing, unless specifically determined otherwise by the Committee, the Exercise Period shall automatically terminate ninety (90) days after the grantee ceases to be employed by the Company on a full time basis, for any reason other than normal retirement at or after the attainment of age sixty (60).

9.  PAYMENT  FOR  SHARES  AND  RELATED  MATTERS.
    -------------------------------------------

Full payment for shares purchased pursuant to the exercise of an option granted under this Plan, together with the amount of any tax or excise due in respect of the sale and issue thereof, shall be paid at the time of such exercise and shall be made in cash or by certified or bank cashier's check or, in the discretion of the Committee, in whole or in part by delivery of shares of Common Stock of the Company having a fair market value at the date of such delivery (determined in a manner approved by the Committee) of not less than the amount for which payment is being made by delivery of the shares. The Company shall issue no certificates for shares until (a) full payment therefor has been made and (b) the participant purchasing such shares provides for payment to (or withholding by) the Company of all amounts required under then applicable provisions of the Code and state and local tax laws to be withheld with respect to such purchase, and a participant shall have none of the rights of a stockholder until certificates for the shares purchased are issued to him or her.

10.  NONTRANSFERABILITY.
     ------------------

Unless specifically determined otherwise by the Committee, no option shall be assignable or transferable by a participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Each option shall be exercisable during the lifetime of a participant only by such participant, except that, if permissible under applicable law, an option may also be exercised by the guardian or legal representative of a participant.

11.  EFFECT  OF  CHANGES  IN  COMMON  STOCK.
     --------------------------------------

In the event that the outstanding shares of Common Stock of the Company are increased or decreased as a result of a stock dividend, stock split, recapitalization or other means having the same effect, the number of shares available for issuance under the Plan, the number of shares issuable pursuant to any outstanding option, and the exercise price of any option outstanding under the Plan, shall be adjusted as the Committee shall deem appropriate, in its sole discretion, to preserve unimpaired the rights of the participants. All determinations made by the Committee hereunder shall be conclusive and binding upon the participants.

12.  EFFECT  OF  REORGANIZATIONS.
     ---------------------------

In case of any one or more reclassifications, changes or exchanges of outstanding shares of Common Stock (other than as provided in Section 11) or consolidations of the Company with, or mergers of the Company into, other corporations, or other recapitalizations or reorganizations (other than consolidations with a subsidiary in which the Company is the continuing corporation and which do not result in any reclassifications, changes or exchanges of outstanding shares of Common Stock), or in case of any one or more sales or conveyances to another corporation of the property of the Company as an entirety, or substantially as an entirety, any and all of which are hereinafter in this Section called "Reorganizations," the Committee shall have the right to substitute in any previously granted options, the same kind and amount of securities and property which any participant would then have if such participant had exercised such option immediately before the first of any such Reorganizations and continued to hold all securities and property which came to such participant as a result of that and subsequent Reorganizations, less all securities and property surrendered or cancelled pursuant to any of same, the adjustment rights in Section 11 and this Section being continuing and cumulative. In any such event, such options may be exercised or converted, to the extent permitted by their terms, prior to or simultaneously with the consummation of such Reorganization. In connection with any Reorganization, all of the options granted under the Plan and then outstanding shall become fully exercisable notwithstanding any provision of the Plan or the applicable option agreement(s) to the contrary. In such event, the amount of Owner Earnings assumed for option vesting purposes shall be the maximum Owner Earnings targets then in effect under the Plan. The Committee, in its discretion, shall determine the appropriate index to establish the exercise price for such options, and shall consider the potential economic loss to participants in making such determination to preserve the rights of the participants.

13.  EFFECTIVE  DATE  OF  PLAN.
     -------------------------

Subject to the approval of the shareholders of the Company, the Plan shall be effective on May 21, 2001. Prior to such approval, options may be granted under the Plan expressly subject to such approval. In the event that the shareholders do not approve the Plan within twelve months after its adoption, then the Plan and each option, if any, granted thereunder, shall be null and void.

14.  AMENDMENT  AND  TERMINATION;  MODIFICATION.
     ------------------------------------------

The Board by resolution at any time may amend, suspend or terminate the Plan, provided that (i) no such action shall be taken which impairs the rights of any participant under any outstanding option, without such participant's consent, and (ii) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Act, or any successor provision. The Committee may substitute new options for, or modify the terms of, options previously granted to participants, including, without limitation, previously granted options having higher exercise prices, provided that no such action shall be taken which impairs the rights of any participant under any outstanding option, without such participant's consent.

15.  SECTION  16  EXEMPTION.
     ----------------------

The Committee shall take all reasonable measures to qualify for the exemption provided by Rule 16b-3 of the Act, the grant and exercise of options to acquire Common Stock by the Plan participants who are subject to Section 16 of the Act. The Committee and the Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act, and any successor provision.

16.  INTERPRETATION.
     --------------

The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be made in the Committee's sole discretion and shall be final, conclusive and binding upon the Company and upon all participants, their heirs and legal representatives. Any rule or regulation adopted by the Committee (whether under the authority of this Section or Section 2 above) shall remain in full force and effect unless and until altered, amended or repealed by the Committee.

     Appendix  C

                   MACDERMID,  INCORPORATED  2001  ALL  EMPLOYEE
                                    OPTION  PLAN
                                DATED  MAY  21,  2001

1.  PURPOSES.
    --------

The purposes of the MacDermid, Incorporated 2001 All Employee Stock Option Plan (the "Plan") are (i) to enable MacDermid, Incorporated and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") to grant to all employees the means to acquire a proprietary interest in the Company, in order that such persons will have additional long term financial incentives to contribute to the Company's growth and profitability; and (ii) to enhance the ability of the Company to attract and retain in its employ individuals of outstanding ability upon whom the success of the Company will depend.

2.  ADMINISTRATION.
    --------------

The Plan shall be administered by a committee of not fewer than two members of the Board of Directors (the "Committee") appointed by the Board of Directors of the Company (the "Board"). Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3(b) under the Securities Exchange Act of 1934, as amended (the "Act") and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee may adopt such rules and regulations as it may deem necessary or advisable for the administration of the Plan, provided however that the Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act or any successor provision.

3.  GRANT  OF  AWARDS.
    -----------------

Subject to the terms and provisions of the Plan, options to purchase shares of Common Stock (as hereinafter defined) of the Company shall be granted on behalf of the Company by and at the discretion of the Committee. Subject to the terms of the Plan, the Committee may place restrictions on options granted, as the Committee deems appropriate. The Committee, from time to time within the limits of the Plan, shall determine the persons to whom options are to be granted, the number of shares to be optioned, the manner in which the option price shall be payable and other conditions and limitations applicable to the exercise of the options. Options granted under the Plan may be either incentive stock options, within the meaning of Section 422 of the Code, or non-qualified stock options. Each option granted under the Plan shall be designated by the Committee at the time the option is granted as either an incentive stock option or a non-qualified stock option.

4.  SHARES  SUBJECT  TO  THE  PLAN.
    ------------------------------

Subject to adjustment as provided herein, an aggregate of one million (1,000,000) shares of the Common Stock, without par value, of the Company (the "Common Stock"), shall be available for issuance pursuant to options granted under the Plan. Such shares may be authorized and unissued shares. All shares subject to options that shall have terminated or shall have been cancelled for any reason (other than by surrender for cancellation upon any exercise of all or part of such options) shall be available for issuance pursuant to options granted subsequently under the Plan.

5.  PARTICIPANTS.
    ------------

All employees of the Company shall be eligible to receive options and thereby become participants in the Plan. Receipt of an option shall in no way be deemed to constitute a contract or promise of continued employment by the Company.

6.  OPTION  PRICE.
    -------------

The price per share at which Common Stock may be purchased upon exercise of an option under the Plan shall be the fair market value of such shares at the time the option is granted. For purposes of the Plan, "fair market value" shall mean the average closing price of the Company's Common Stock on the final five (5) trading days preceding the date of grant.

7.  RIGHT  TO  EXERCISE.
    -------------------

Except as otherwise provided in Section 11 and 12 of this Plan, or by the Committee at the time of grant, no option granted under the Plan may be exercised during the four (4) year period commencing on the option's date of grant, but shall become exercisable, or "vest," upon the expiration of such period  and  shall  remain  exercisable  for  the  Exercise Period identified in
Section 8. Options shall also vest immediately upon normal retirement at or after the age of sixty (60)

8.  EXERCISE  PERIOD.
    ----------------

Subject to Section 12, the period within which an option granted under this Plan may be exercised (the "Exercise Period") shall begin on the later of (i) the date such option becomes exercisable in accordance with Section 7 hereof, and
(ii) the date of approval of the Plan by the Company's shareholders, and shall end ten (10) years after the date of grant. Notwithstanding the foregoing, unless specifically determined otherwise by the Committee, the Exercise Period shall automatically terminate ninety (90) days after the grantee ceases to be employed by the Company on a full time basis, for any reason other than normal retirement at or after the attainment of age sixty (60).

9.  PAYMENT  FOR  SHARES  AND  RELATED  MATTERS.
    -------------------------------------------

Full payment for shares purchased pursuant to the exercise of an option granted under this Plan, together with the amount of any tax or excise due in respect of the sale and issue thereof, shall be paid at the time of exercise of an option and shall be made in cash or by certified or bank cashier's check or, in the discretion of the Committee, in whole or in part by delivery of shares of Common Stock of the Company having a fair market value at the date of such delivery (determined in a manner approved by the Committee) of not less than the amount for which payment is being made by delivery of the shares. The Company shall issue no certificates for shares until (a) full payment therefor has been made and (b) the participant purchasing such shares provides for payment to (or withholding by) the Company of all amounts required under then applicable provisions of the Code, and state and local tax laws to be withheld with respect to such purchase, and a participant shall have none of the rights of a stockholder until certificates for the shares purchased are issued to him or her.

10.  NONTRANSFERABILITY.
     ------------------

Unless specifically determined otherwise by the Committee, no option shall be assignable or transferable by a participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Each option shall be exercisable during the lifetime of a participant only by such participant, except that, if permissible under applicable law, an option may also be exercised by the guardian or legal representative of a participant.

11.  EFFECT  OF  CHANGES  IN  COMMON  STOCK.
     --------------------------------------

In the event that the outstanding shares of Common Stock of the Company are increased or decreased as a result of a stock dividend, stock split, recapitalization or other means having the same effect, the number of shares available for issuance under the Plan, the number of shares issuable pursuant to any outstanding option, and the exercise price of any option outstanding under the Plan, shall be adjusted as the Committee shall deem appropriate, in its sole discretion, to preserve unimpaired the rights of the participants. All determinations made by the Committee hereunder shall be conclusive and binding upon the participants.

12.  EFFECT  OF  REORGANIZATIONS.
     ---------------------------

In case of any one or more reclassifications, changes or exchanges of outstanding shares of Common Stock (other than as provided in Section 11) or consolidations of the Company with, or mergers of the Company into, other corporations, or other recapitalizations or reorganizations (other than consolidations with a subsidiary in which the Company is the continuing corporation and which do not result in any reclassifications, changes or exchanges of outstanding shares of Common Stock), or in case of any one or more sales or conveyances to another corporation of the property of the Company as an entirety, or substantially as an entirety, any and all of which are hereinafter in this Section called "Reorganizations," the Committee shall have the right to substitute in any previously granted options, the same kind and amount of securities and property which any participant would then have if such participant had exercised such option immediately before the first of any such Reorganizations and continued to hold all securities and property which came to such participant as a result of that and subsequent Reorganizations, less all securities and property surrendered or cancelled pursuant to any of same, the adjustment rights in Section 11 and this Section being continuing and cumulative. In any such event, such options may be exercised or converted, to the extent permitted by their terms, prior to or simultaneously with the consummation of such Reorganization. In connection with any Reorganization, the Committee in its discretion may cause some or all of the options granted under the Plan and then outstanding to become fully exercisable notwithstanding any provision of the Plan or the applicable option agreement(s) to the contrary.

13.  EFFECTIVE  DATE  OF  PLAN.
     -------------------------

Subject to the approval of the shareholders of the Company, the Plan shall be effective on May 21, 2001. Prior to such approval, options may be granted under the Plan expressly subject to such approval. In the event that the shareholders do not approve the Plan within twelve months after its adoption, then the Plan and each option, if any, granted thereunder, shall be null and void.

14.  AMENDMENT  AND  TERMINATION;  MODIFICATION.
     ------------------------------------------

The Board by resolution at any time may amend, suspend or terminate the Plan, provided that (i) no such action shall be taken which impairs the rights of any participant under any outstanding option, without such participant's consent, and (ii) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Act, or any successor provision. The Committee may substitute new options for, or modify the terms of, options previously granted to participants, including, without limitation, previously granted options having higher exercise prices, provided that no such action shall be taken which impairs the rights of any participant under any outstanding option, without such participant's consent.

15.  SECTION  16  EXEMPTION.
     ----------------------

The Committee shall take all reasonable measures to qualify for the exemption provided by Rule 16b-3 of the Act, the grant and exercise of options to acquire Common Stock by the Plan participants who are subject to Section 16 of the Act. The Committee and the Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act, and any successor provision.

16.  INTERPRETATION.
     --------------

The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be made in the Committee's sole discretion and shall be final, conclusive and binding upon the Company and upon all participants, their heirs and legal representatives. Any rule or regulation adopted by the Committee (whether under the authority of this Section or Section 2 above) shall remain in full force and effect unless and until altered, amended or repealed by the Committee.


                                             Appendix  D

                                  FORM OF PROXY
                                      Front



PROXY               MACDERMID,  INCORPORATED         PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        Annual Meeting of Shareholders -- July 25, 2001 at 3:00 P.M.,EDT
At The Naugatuck Valley Community College, Fine Arts Center, 750 West Main St., Waterbury, Connecticut

     The undersigned hereby constitutes and appoints DANIEL H. LEEVER, attorney and proxy to act on behalf of the undersigned at said meeting and at any adjournment thereof (the "Meeting"), with authority to vote on the following matters all shares of stock which the undersigned would be entitled to vote at the Meeting if personally present as directed on the reverse side hereof with respect to the items set forth in the accompanying Proxy Statement and in his discretion upon such other matters as may properly come before the Meeting.

   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY VOTING INSTRUCTION CARD IN THE
                               ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

                                     Reverse


      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

A  vote  FOR  items  1,  2,  3  and  4 is recommended by the Board of Directors.

1.  Election  of  Directors
Nominees:  Daniel  H.  Leever,  Donald  G.  Ogilvie,  James  C. Smith, Joseph M.
Silvestri,  T.  Quinn  Spitzer, Jr.  and  Robert  L.  Ecklin.

               FOR  WITHHOLD  FOR  ALL  (Except  Nominee(s)
               [  ]    [  ]     [  ]    written  below)


2. Approval of The MacDermid, Incorporated 2001 Key Executive Performance Equity Incentive Plan dated May 21, 2001.

               FOR   AGAINST  ABSTAIN
               [  ]     [  ]      [  ]

3. Approval of The MacDermid, Incorporated 2001 All Employee Option Plan dated May 21, 2001.

               FOR   AGAINST  ABSTAIN
               [  ]     [  ]      [  ]

4. Ratification of the appointment of KPMG L.L.P. as Independent Accountants for fiscal year 2002.

               FOR   AGAINST  ABSTAIN
               [  ]     [  ]      [  ]

5. In their discretion, upon any other matters as may properly come before the meeting.

               AUTHORITY   AUTHORITY
               GRANTED       WITHHELD
               [  ]          [  ]

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no direction is made, this proxy will be voted FOR the above matters.


     Dated:____________________,2001
Signature(s)_____________________________
            _____________________________
            NOTE:Please  sign  exactly  as  name
            appears  hereon.  For  joint  accounts
            both  owners  should  sign.  When
            signing  as  executor,  administrator,
            attorney,  trustee,  guardian,
            corporate officer, etc., please give your full title.


[Space is provided for a mailing label containing the shareholder's name, address, account number, CUSIP number, sequence number and number of shares.]